NY REGIONAL RAIL CORPORATION
                                 4302 FIRST AVE.

                               BROOKLYN, NY 11232

                        (718) 788-3690 FAX (718) 788-4462



                              PROMISSORY NOTE 0001

October 11, 2000


FOR THE VALUE RECEIVED, the undersigned promises to pay to the order of BDL Equipment and Leasing, the sum of thirty thousand dollars ($30,000.00) United States of America Dollars.

The Note amount shall be paid to Note Holder in a single payment of thirty thousand USA Dollars ($30,000.00), plus all accrued interest due, on or before October 1, 2001. Interest will be Ten percent (10%) per annum.

In addition, the maker provides to the Note holder, listed above, the IRREVOCABLE right to convert this Note into Common Shares of NEW YORK REGIONAL RAIL CORPORATION ("NYRR"). The conversion rights granted will be calculated based on the value of the Note divided by twenty cents ($.20).

The conversion rights represented by this Note are exercisable at the option of the Note Holder in whole at any time prior to October 1,2001. If the Note has not been converted prior to October 1,2001 it shall automatically be extended for an additional 60-day period. Maker may only pay this Note upon 30 days advance written notice to holder.

To receive a certificate for the Common shares when the conversion is exercised, the Note will be presented to the Corporation, with the accompanying form of subscription duly executed. A subscription form is provided as an attachment to this Note. Upon receipt of a properly executed subscription form and within the above mentioned exercise period parameters, the Maker will cause to have issued the appropriate number of common shares, said shares being sent from the Transfer Agent no later than ten business days from receipt of the subscription form. If said shares are not sent by the aforementioned date Maker agrees to issue additional shares as a penalty. Said penalty shares will be calculated by multiplying the number of issued converted shares (N) by 0.0125 and then by each additional delay period (P), each delay period being five business days or part, thereof.


Penalty Shares  =  N  x  0.0125 x  P

     In the event of default, the undersigned agrees to pay all reasonable attorney fees and costs of collection.


New York Regional Rail Corporation


By:_________________________

     Ronald W. Bridges, President